UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2012
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747
(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets

As previously announced, on August 22, 2012, The Hain Celestial Group, Inc. (“Hain Celestial”), Premier Foods Group Limited (“Seller”) and Premier Foods plc entered into a Sale and Purchase Agreement (the “Purchase Agreement”) pursuant to which Hain Celestial agreed to purchase all of the issued share capital in Histon Sweet Spreads Limited (the “Acquisition”). The purchase price was £200 million, consisting of £170 million in cash consideration and shares of Hain Celestial common stock representing £30 million (calculated using the closing price of Hain Celestial stock on the date of signing). The Acquisition closed on October 27, 2012. Pursuant to the Purchase Agreement, Hain Celestial paid £170 million in cash and issued 836,426 shares of its common stock, par value $0.01per share, to Seller.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Hain Celestial on August 28, 2012 and incorporated herein by reference in its entirety.

Item 8.01    Other Events

The information set forth under Item 2.01 is incorporated by reference into this Item 8.01.

On October 29, 2012, Hain Celestial issued a press release with respect to the closing of the foregoing transaction. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 8.01, including the press release attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired

The financial statements required to be filed by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)    Pro Forma Financial Information

The pro forma financial information required to be filed by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)    Exhibits

5.1*	Opinion of DLA Piper LLP (US)

23.1*	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

99.1*	Press Release of The Hain Celestial Group, Inc. dated October 29, 2012.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2012

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Ira J. Lamel
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

5.1*	Opinion of DLA Piper LLP (US)

23.1*	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

99.1*	Press Release of The Hain Celestial Group, Inc. dated October 29, 2012.

* Filed herewith